                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 18, 1997



                       TRINET CORPORATE REALTY TRUST, INC.
             (Exact name of Registrant as specified in its charter)



                                    Maryland
                            (State of Incorporation)


                1-11918                               94-3175659
     (Commission File Number)                  (IRS Employer ID Number)





 Four Embarcadero Center, Suite 3150
          San Francisco, CA                                94111
(Address of principal executive offices)                (Zip Code)




                                 (415) 391-4300
              (Registrant's telephone number, including area code)

Item 5.  Other Events

Property Acquisitions. From February 18, 1997 through March 21, 1997, TriNet Corporate Realty Trust, Inc. (the "Company") acquired nine properties (the "Acquired Properties") for an aggregate purchase price of approximately $148.5 million, plus aggregate acquisition costs of approximately $1.2 million. As of March 21, 1997, the Company's portfolio consisted of 88 properties. The Acquired Properties are described below. Neither the Company, any subsidiary of the Company, nor any director or officer of the Company was affiliated with or had a material relationship with the seller of any property described below.

         IBM Dallas. On February 18, 1997, TriNet Corporate Partners II, L. P. ("TCPII"), a wholly-owned subsidiary of the Company, purchased a 222,267 square foot operations center leased to International Business Machines Corporation ("IBM") located in Dallas, Texas (the "IBM Dallas Property") from WHC-Six Real Estate Limited Partnership, a Delaware limited partnership, for a purchase price of approximately $9.9 million. TCPII acquired a fee title interest in the IBM Dallas Property. The purchase price for the IBM Dallas Property was funded by a $9.5 million draw on the Company's $200.0 million unsecured revolving credit facility (the "Acquisition Facility") with a group of 11 banks for which Morgan Guaranty Trust Company of New York is the lead agent and The First National Bank of Boston is the managing co-agent, with the remainder being funded from working capital.

         RiverEdge Summit. On March 6, 1997, TriNet Essential Facilities XXIII, Inc. ("TriNet XXIII"), a wholly-owned subsidiary of the Company, purchased a 444,362 square foot office complex, consisting of two nine-story buildings leased primarily to IBM located in Atlanta, Georgia (the "RiverEdge Summit Property") from Gateway Georgia Properties, Inc., a California corporation, for a purchase price of $60.0 million. The RiverEdge Summit Property includes structured parking and additional land for the development of a third building of approximately 250,000 square feet. TriNet XXIII acquired a fee title interest in the RiverEdge Summit Property. The Company used proceeds from the common stock offering completed in February 1997 (the "February Offering") to fund this acquisition. The RiverEdge Summit Property is 100% leased to the four following tenants, with IBM occupying approximately 87% of the space: IBM, A.D.A.M. Software, Inc., Rolm Company and The Amend Group Interests, Inc.

         Cardinal Commerce Center. On March 12, 1997, TCPII purchased a 121,068 square foot single story office/flex building leased to Northern Telecom, Inc. located in Richardson, Texas (the "Cardinal Commerce Center Property") from Cardinal Commerce Center, Inc., a Texas corporation, for a purchase price of approximately $9.6 million. TCPII acquired a fee title interest in the Cardinal Commerce Center Property. The Company used proceeds from the February Offering to fund this acquisition.

         Canyon Corporate Center. On March 14, 1997, TriNet XXIII purchased a three-property campus totaling 309,144 square feet leased to three tenants located in Anaheim, California (the "Canyon Corporate Center Properties") from Canyon Corporate Properties Limited Partnership, an Arizona limited partnership, for a purchase price of $29.0 million. TriNet XXIII acquired a fee title interest in the Canyon Corporate Center Properties. The purchase price was funded by approximately $19.8 million in proceeds from the February Offering and a $6.0 million draw on the Acquisition Facility, with the remainder being funded from working capital. The Canyon Corporate Center Properties are 100% leased to the following three tenants: Los Angeles Cellular Telephone Company, Experian Information Solutions, Inc. and Programmed Composites, Inc.

        RiverPark. On March 21, 1997, TriNet XXIII purchased a three-property office complex totaling 442,000 square feet leased to two tenants located in North Reading, Massachusetts (the "RiverPark Properties") from North Reading 93 Corporation and North Reading 93 Investment Corporation, both Massachusetts corporations, for a purchase price of $40.0 million. TriNet XXIII acquired a fee title interest in the RiverPark Properties. The purchase price was funded by a $37.5 million draw on the Acquisition Facility with the remainder being funded from working capital. The RiverPark Properties are 100% leased to the following two tenants: Lotus Development Corporation ("Lotus") and Central National-Gottesman, Inc. Lotus has the option, under certain agreements, to purchase the premises it currently occupies in the RiverPark Properties. The option is exercisable from June 1, 2000 to May 31, 2001.


Item 7. Financial Statements and Exhibits


        Pro Forma Financial Statements

                  The pro forma financial statements of the Company reflecting the above transactions are included on pages F-2 to F-4.

        Historical Financial Statements

                  The Historical Summary of Gross Income for the IBM Dallas Property is included on pages F-5 to F-7. The Historical Summary of Gross Income and Direct Operating Expenses for the RiverEdge Summit Property is included on pages F-8 to F-10. The Historical Summary of Gross Income for the Cardinal Commerce Center Property is included on pages F-11 to F-13. The Historical Summary of Gross Income for the Canyon Corporate Center Properties is included on pages F-14 to F-16. The Historical Summary of Gross Income for the RiverPark Properties is included on pages F-17 to F-19.


            Exhibits

                23.1        Consent of Independent Accountants

                       TRINET CORPORATE REALTY TRUST, INC.

                          INDEX TO FINANCIAL STATEMENTS






                                                                                                Page
                                                                                                ----
Pro Forma Financial Statements:
         Unaudited pro forma consolidated balance sheet                                          F-2
              as of December 31, 1996
Unaudited pro forma consolidated statement of operations                                         F-3
              for the year ended December 31, 1996
         Notes to the pro forma financial statements                                             F-4

Historical Summary of Gross Income for the IBM Dallas Property:

         Report of independent accountants                                                       F-6
         Historical summary of gross income for the year
              ended December 31, 1996                                                            F-7
         Note to historical summary of gross income                                              F-8

Historical Summary of Gross Income and Direct Operating Expenses for the RiverEdge Summit Property:

         Report of independent accountants                                                       F-9
         Historical summary of gross income and direct operating
              expenses for the year ended December 31, 1996                                     F-10
         Note to historical summary of gross income and direct operating
              expenses                                                                          F-11

Historical Summary of Gross Income for the Cardinal Commerce Center Property:

         Report of independent accountants                                                      F-12
         Historical summary of gross income for the period July 26, 1996
              through December 31, 1996                                                         F-13
         Note to historical summary of gross income                                             F-14

Historical Summary of Gross Income for the Canyon Corporate Center Properties:

         Report of independent accountants                                                      F-15
         Historical summary of gross income for the year
              ended December 31, 1996                                                           F-16
         Note to historical summary of gross income                                             F-17

Historical Summary of Gross Income for the RiverPark Properties:

         Report of independent accountants                                                      F-18
         Historical summary of gross income for the year
              ended December 31, 1996                                                           F-19
         Note to historical summary of gross income                                             F-20

                       TRINET CORPORATE REALTY TRUST, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1996
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                            Adjustments
                                                                                     ------------------------
                                                                                      February     Acquired
                                                                     Historical       Offering     Properties      Pro Forma
                                                                     ----------       --------     ----------      ---------
                                   ASSETS

Real estate, at cost:
       Land                                                           $ 120,084       $    -        $  18,291 C     $138,375
       Depreciable property                                             577,433            -          131,376 C      708,809
                                                                      ---------       --------      ---------       --------

                                                                        697,517            -          149,667        847,184
       Less accumulated depreciation                                    (36,360)           -              -          (36,360)
                                                                      ---------       --------      ---------       --------

                                                                        661,157            -          149,667        810,824
       Investment in joint venture                                        6,812            -              -            6,812
                                                                      ---------       --------      ---------       --------
                Total real estate                                       667,969             -         149,667        817,636
Cash and cash equivalents                                                 4,984         87,105 A, B   (90,766)C        1,323
Restricted cash and investments                                           4,759             -              -           4,759
Deferred rent receivable                                                 14,268             -              -          14,268
Interest rate protection agreements and loan costs, net                  13,870             -              -          13,870
Other assets, net                                                         2,388           (120)A         (149)C        2,119
                                                                      ---------       --------      ---------       --------

                                                                      $ 708,238       $ 86,985      $  58,752       $853,975
                                                                      =========       ========      =========       ========


                                 LIABILITIES AND
                               STOCKHOLDERS' EQUITY

Liabilities:
       Debt                                                           $ 306,931      $(111,735)B    $  53,035 C     $248,231
       Dividends payable                                                  8,799             -              -           8,799
       Other liabilities                                                 26,460            566 A        5,717 C       32,743
                                                                      ---------       --------      ---------       --------

                Total liabilities                                       342,190       (111,169)        58,752        289,773
                                                                      ---------       --------      ---------       --------

Commitments and Contingencies

Stockholders' equity:
       Preferred stock, $.01 par value, 10,000,000 shares authorized
                Series A:  issued and outstanding: 2,000,000 shares
                at December 31, 1996
                (aggregate liquidation preference $50,000)                   20             -              -              20
                Series B:  issued and outstanding: 1,300,000 shares
                at December 31, 1996
                (aggregate liquidation preference $32,500)                   13             -              -              13
       Common stock, $.01 par value, 40,000,000 shares
                authorized, issued and outstanding at December 31,
                1996:  13,966,667 actual and 20,216,667 pro forma           139              62 A          -             201
       Paid-in-capital                                                  394,852         198,092 A          -         592,944
       Accumulated deficit                                              (28,976)            -              -         (28,976)
                                                                      ---------       --------      ---------       --------

                Total stockholders' equity                              366,048         198,154            -         564,202
                                                                      ---------       --------      ---------       --------

                                                                      $ 708,238       $ 86,985      $  58,752       $853,975
                                                                      =========       ========      =========       ========


                     The accompanying notes are an integral
                       part of these financial statements

                       TRINET CORPORATE REALTY TRUST, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                            Adjustments
                                                                                     --------------------------
                                                                                       February       Acquired
                                                                     Historical        Offering      Properties  Pro Forma
                                                                    ------------     ------------    ----------  ---------
Revenues:
       Rent                                                         $     75,252     $        -       $15,799 E  $ 91,051
       Joint venture income                                                  455              -           -           455
       Other                                                               1,117              -           -         1,117
                                                                    ------------     ------------     -------    --------
               Total revenue                                              76,824              -        15,799      92,623
Expenses:
       Property operating costs                                            2,867              -           311 F     3,178
       General and administrative                                          5,196              -           -         5,196
       Interest                                                           20,768           (5,230)D     3,061 G    18,599
       Depreciation                                                       13,479              -         3,284 H    16,763
       Amortization                                                        2,879              -           -         2,879
       Provision for portfolio repositioning                               6,800              -           -         6,800
                                                                    ------------     ------------     -------    --------
       Income before gain on sale and
         extraordinary charge                                             24,835            5,230       9,142      39,207
Gain on sale of real estate                                                6,807              -           -         6,807
                                                                    ------------     ------------     -------    --------
Income before extraordinary items                                         31,642            5,230       9,142      46,014
Extraordinary gain from
  casualty loss                                                            3,178              -           -         3,178
Extraordinary charge from early
  extinguishment of debt                                                  (2,191)             -           -        (2,191)
                                                                    ------------     ------------     -------    --------
               Net income                                           $     32,629     $      5,230     $ 9,142    $ 47,001
                                                                    ============     ============     =======    ========
               Preferred dividend requirement                             (3,646)             -           -        (3,646)
               Earnings available to common shares                  $     28,983     $      5,230     $ 9,142    $ 43,355
                                                                    ============     ============     =======    ========
Per common share:
       Income available before extraordinary items,
         net of preferred dividend requirement                      $       2.02                                 $   2.11
       Extraordinary gain                                                   0.23                                     0.16
       Extraordinary charge                                                (0.16)                                   (0.11)
                                                                    ============                                 ========
       Earnings available                                           $       2.09                                 $   2.16
                                                                    ============                                 ========
Weighted average number of common
  shares outstanding                                                  13,864,116                               20,114,116
                                                                    ============                               ==========

                     The accompanying notes are an integral
                       part of these financial statements

                       TRINET CORPORATE REALTY TRUST, INC.
                   NOTES TO THE PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)

1.    Basis of Presentation.

The pro forma financial statements of TriNet Corporate Realty Trust, Inc. (the "Company"), which are unaudited, have been prepared based on the historical financial statements of the Company. On February 25, 1997, the Company completed a follow-on equity offering of 6,250,000 shares of common stock (the "February Offering") to partially fund certain acquisitions completed between February 18, 1997 and March 21, 1997 including the IBM Dallas Property, the RiverEdge Summit Property, the Cardinal Commerce Center Property, the Canyon Corporate Center Properties, and the RiverPark Properties, (collectively, the "Acquired Properties"). The accompanying unaudited pro forma consolidated balance sheet as of December 31, 1996, has been prepared as if the February Offering and the acquisitions of the Acquired Properties had occurred December 31, 1996. The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 1996, has been prepared as if the February Offering and the acquisitions of the Acquired Properties had occurred January 1, 1996.

In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. The pro forma financial statements should be read in conjunction with the historical financial statements of the Company. The pro forma financial statements are not necessarily indicative of what the financial condition or actual results of operations of the Company would have been as of and for the year ended December 31, 1996 had the completion of the February Offering and acquisitions of the Acquired Properties actually occurred on the dates indicated, nor do they purport to represent the financial condition or results of operations for future periods.


2.      Pro Forma Adjustments.

        A. Reflects the proceeds from the February Offering, net of $1 million of offering expenses. The offering expenses include $120 of costs capitalized at December 31, 1996 and an estimated $566 of remaining costs.

        B. Reflects the use of approximately $111.7 million of the proceeds from the February Offering to pay down the outstanding balance on the Company's $200.0 million revolving acquisition facility (the "Acquisition Facility").

        C.      Reflects the purchase of the Acquired Properties.

        D. Decreased interest expense reflects the application of proceeds from the February Offering to pay down the outstanding balance on the Acquisition Facility.

        E.      Additional rental revenue is attributable to the Acquired
                Properties.

        F. Additional property operating expenses attributable to the RiverEdge Summit Property.

     G. Additional interest expense is calculated to reflect the net draw amount of approximately $43.5 million on the Company's Acquisition Facility in connection with the acquisition of the Acquired Properties, computed at the weighted average interest rate in effect under the Acquisition Facility during the year ended December 31, 1996.

     H. Additional depreciation expense is calculated to reflect depreciation attributable to the Acquired Properties. Depreciation is computed using the straight-line method of cost recovery over 40 years for building and improvements.

                        REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors
TriNet Corporate Realty Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income (the "Historical Summary") of the IBM Dallas Property, Dallas, Texas (the "Property") for the year ended December 31, 1996. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of the accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note A. The Historical Summary is not intended to be a complete presentation of the Property's gross income and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income as described in Note A, of the IBM Dallas Property, Dallas, Texas, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                              Coopers & Lybrand L.L.P.


San Francisco, California
April 25, 1997

                               IBM DALLAS PROPERTY
                       HISTORICAL SUMMARY OF GROSS INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996




Gross Income                                                  $     959,137
                                                              =============




                      The accompanying note is an integral
                         part of this historical summary

                               IBM DALLAS PROPERTY
                   NOTE TO HISTORICAL SUMMARY OF GROSS INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996


A.       Property and Basis of Accounting

         The accompanying Historical Summary of Gross Income (the "Historical Summary") has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of the IBM Dallas Property (the "Property"). The Property consists of one office building comprising 222,267 square feet located in Dallas, Texas. IBM has occupied the building since the beginning of July 1996, and therefore, only six months of rental income related to the IBM lease is included in the Historical Summary of Gross Income. Also included in the Historical Summary is $480,708 of rental income related to the net lease of the tenant who occupied the building prior to IBM.

         The Property is subject to a triple net lease with IBM that expires in June 2006 and provides for the tenant to pay all expenses. Therefore, no operating expenses have been presented in the Historical Summary. Gross income includes $39,452 as a result of the straight-line rent adjustment for differences between straight-line rents and contractual rent payments.

                        REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors
TriNet Corporate Realty Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (the "Historical Summary") of the RiverEdge Summit Property, Atlanta, Georgia (the "Property") for the year ended December 31, 1996. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of the accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note A. The Historical Summary is not intended to be a complete presentation of the Property's gross income and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses as described in Note A, of the RiverEdge Summit Property, Atlanta, Georgia, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                   Coopers & Lybrand L.L.P.


San Francisco, California
April 25, 1997

                            RIVEREDGE SUMMIT PROPERTY
        HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1996


Gross Income                                                          $5,776,404

Direct Operating Expenses                                                310,722
                                                                      ----------

Gross Income in Excess of Direct Operating Expenses                   $5,465,682
                                                                      ==========



                      The accompanying note is an integral
                         part of this historical summary

                            RIVEREDGE SUMMIT PROPERTY
    NOTE TO HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1996



A.       Property and Basis of Accounting

         The accompanying Historical Summary of Gross Income and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of the RiverEdge Summit Property (the "Property"). In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, and management fees. The Property is an office complex, consisting of two, nine-story buildings comprising 444,362 square feet located in Atlanta, Georgia.

         The Property is subject to leases to the following four tenants: IBM, A.D.A.M. Software, Inc., Rolm Company and The Amend Group Interests, Inc. The four leases expire in June 2002, June 2002, October 1998 and September 2000, respectively. The net lease agreement with IBM, representing approximately 85% of base rental income for the Property, provides for IBM to pay all direct operating expenses based on IBM's pro rata share of the Property's total expenses, as defined under the lease agreement. The gross lease agreements with A.D.A.M Software, Inc., Rolm Company and The Amend Group Interests, Inc. provide for the three tenants to pay their pro rata shares of the Property's total direct operating expenses in excess of their respective base year operating expenses, as defined under the lease agreements.

         Included in rental income is $835,725 resulting from the straight-line adjustment for differences between straight-line rents and contractual rent payments.

                        REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors
TriNet Corporate Realty Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income (the "Historical Summary") of the Cardinal Commerce Center Property, Richardson, Texas (the "Property") for the period July 26, 1996 through December 31, 1996. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of the accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note A. The Historical Summary is not intended to be a complete presentation of the Property's gross income and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income as described in Note A, of the Cardinal Commerce Center Property, Richardson, Texas, for the period July 26, 1996 through December 31, 1996, in conformity with generally accepted accounting principles.



                                        Coopers & Lybrand L.L.P.


San Francisco, California
April 25, 1997

                        CARDINAL COMMERCE CENTER PROPERTY
                       HISTORICAL SUMMARY OF GROSS INCOME
             FOR THE PERIOD JULY 26, 1996 THORUGH DECEMBER 31, 1996




Gross Income                                                     $  418,075
                                                                 ==========



                      The accompanying note is an integral
                         part of this historical summary

                        CARDINAL COMMERCE CENTER PROPERTY
                   NOTE TO HISTORICAL SUMMARY OF GROSS INCOME
             FOR THE PERIOD JULY 26, 1996 THROUGH DECEMBER 31, 1996






A.       Property and Basis of Accounting

         The accompanying Historical Summary of Gross Income has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of the Cardinal Commerce Center Property (the "Property"). The Property consists of one office/flex building comprising 121,068 square feet located in Richardson, Texas. Northern Telecom, Inc. has occupied the building since the end of July 1996, and therefore, only the period July 26, 1996 through December 31, 1996 is presented in the Historical Summary of Gross Income.

         The Property is subject to a triple net lease that expires in September 2006 and provides for the tenant to pay all expenses. Therefore, no operating expenses have been presented in the Historical Summary. Gross income includes $184,716 as a result of the straight-line rent adjustment for differences between straight-line rents and contractual rent payments.

                        REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors
TriNet Corporate Realty Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income (the "Historical Summary") of the Canyon Corporate Center Properties, Anaheim, California (the "Properties") for the year ended December 31, 1996. The Historical Summary is the responsibility of the Properties' owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of the accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note A. The Historical Summary is not intended to be a complete presentation of the Properties' gross income and expenses and may not be comparable to results from proposed future operations of the Properties.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income as described in Note A, of the Canyon Corporate Center Properties, Anaheim, California, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                   Coopers & Lybrand L.L.P.


San Francisco, California
April 25, 1997

                       CANYON CORPORATE CENTER PROPERTIES
                       HISTORICAL SUMMARY OF GROSS INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996




Gross Income                                                 $  1,781,095
                                                             ============




                      The accompanying note is an integral
                         part of this historical summary

                       CANYON CORPORATE CENTER PROPERTIES
                   NOTE TO HISTORICAL SUMMARY OF GROSS INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996


A.       Property and Basis of Accounting

         The accompanying Historical Summary of Gross Income has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of the Canyon Corporate Center Properties (the "Properties"). The Properties consists of a three-building campus totaling 309,144 square feet located in Anaheim, California.

         During 1996, two of the three buildings were occupied. The Properties were subject to a net lease to Programmed Composites, Inc. that expires in May 2000, and a net lease to Experian that expires in December 2005, and provides for the tenants to pay all expenses. Therefore, no operating expenses have been presented in the Historical Summary. Gross income includes $148,459 as a result of the straight-line rent adjustment for differences between straight-line rents and contractual rent payments.

         Subsequent to December 31, 1996, the Properties entered into a net lease for the unoccupied building with Los Angeles Cellular Telephone Company ("L.A. Cellular") that expires in September 2006. This lease provides for L.A. Cellular to pay all expenses.

                        REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors
TriNet Corporate Realty Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income (the "Historical Summary") of the RiverPark Properties, North Reading, Massachusetts (the "Properties") for the year ended December 31, 1996. The Historical Summary is the responsibility of the Properties' owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of the accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note A. The Historical Summary is not intended to be a complete presentation of the Properties' gross income and expenses and may not be comparable to results from proposed future operations of the Properties.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income as described in Note A, of the RiverPark Properties, North Reading, Massachusetts, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                   Coopers & Lybrand L.L.P.


San Francisco, California
April 25, 1997

                              RIVERPARK PROPERTIES
                       HISTORICAL SUMMARY OF GROSS INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996



Gross Income                                                  $  3,564,373
                                                              ============





                      The accompanying note is an integral
                         part of this historical summary

                              RIVERPARK PROPERTIES
                   NOTE TO HISTORICAL SUMMARY OF GROSS INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996



A.       Property and Basis of Accounting

         The accompanying Historical Summary of Gross Income has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of the RiverPark Properties (the "Properties"). The Properties consists of one office building, one office/warehouse building, and one warehouse distribution building, comprising 442,000 square feet located in North Reading, Massachusetts.

         During 1996, two of the Properties' buildings were occupied, subject to two triple net leases by Lotus Development Corporation ("Lotus") that expire in May 2002 and provide for Lotus to pay all expenses. Therefore, no operating expenses have been presented in the Historical Summary. Gross income includes $75,000 as a result of the straight-line rent adjustment for differences between straight-line rents and contractual rent payments.

         Subsequent to December 31, 1996, the Properties' third building, a warehouse distribution building, was leased to Central
         National-Gottesman, Inc. ("Central") under a triple net lease which expires in January 2009 and requires Central to pay all expenses.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  TRINET CORPORATE REALTY TRUST, INC.





                                  By:      /s/  A. William Stein
                                     -------------------------------------------
                                           A. William Stein
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Authorized Officer of the Registrant
                                           and Principal Financial Officer)



Dated:  April 30, 1997